Millennium India Acquisition Company

smc

INVESTMENT SOLUTIONS & SERVICES

MONEYWISE. BE WISE.

(NASDAQ: SMCG)

August 2008

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about MIAC and the SMC Group of Companies. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of MIAC's and The SMC Group of Companies' management, are subject to risks and uncertainties which could cause actual results to differ materially from the forward-looking statements. These risk factors and other cautionary language are detailed in MIAC's filings with the Securities and Exchange Commission, including its preliminary proxy statement, as originally filed on August 17, 2007 and amended on November 1, 2007, and reports on Form 10-Q and Form 10-K. The information set forth herein should be read in light of such risks.

MIAC's stockholders and other interested parties are urged to read the proxy statement regarding the transaction because it contains important information. Copies of the preliminary proxy statement and other relevant documents are available without charge online at the Securities and Exchange Commission's website (http://www.sec.gov) and by mail through requests to Millennium India Acquisition Company Inc., 159 South Drive, Manhasset Hills, NY 11040, attention: F. Jacob Cherian.

Company Overview

- **Unique Investment Opportunity**
  - Millennium India Acquisition Company Inc. (NASDAQ: SMCG) owns 14.44% equity of SMC Group, the 4rd largest financial services institution in India *
  - $41.2M capital infusion in Jan 2008 to fund growth
  - Largest outside shareholder: 2 board seats, significant affirmative and veto rights with SMC Group
  - US listing on NASDAQ with regular filings – Good US visibility and ease of trading
  - Only way to purchase shares in an Indian financial services firm, trading in the U.S. on NASDAQ
  - Can now take advantage of India's fastest growing sector, financial services directly – currently under Indian law, foreign investors are not able to easily invest in Indian companies
- **SMC Group, One Of The Fastest Growing Financial Services Companies in India**
  - Over 1,260 locations in 325 cities; over 7,500 financial advisors; over 450,000 customers
  - Revenue and Net Income up approximately 5x and 12x since FY05
  - SMC Group FY08 Net Income; $15.5M; SMCG Net Income of $2.24M or $0.27/share
  - Well capitalized: strong balance sheet with significant growth capital and no debt
- **Strong Growth Potential**
  - Around 2010-12, foreign investors should be allowed to directly invest in India and vice versa
  - Only 5% of households savings in India are invested in financial markets, vs 55% in the U.S.
- **Attractive Post-Merger Valuation for Investors**
  - 14.44% of SMC Group represents a valuation of approximately $279M (post-money)
  - Bennett Coleman, a leading media and finance investor in India, acquired 2.1% of SMC Group at an EV of $875M in May 2008

* Ranked by Dun & Bradstreet (June 2007) based on the number of trading terminals

Key Financial Highlights

Symbol:	NASDAQ: SMCG
Fiscal Year End:	March 31st
Current Price (8/1/08):	$3.00
52-Week Range:	$2.94 – $8.10
Shares Outstanding:	8.21 million
Fully Diluted*:	17.71 million
Market Cap:	$25 million
Revenue (3/31/08):	$8.24 million
Net Income (3/31/08):	$2.24 million
EPS (3/31/08):	$0.27
Insider Ownership %:	12.7%

* Includes 9.5 million warrants at $6.00 yielding $57 million

SMC Group

Revenue - (In Millions)



60
50
40
30
20
10
0
9.3
18.4
34.2
57.1
FY05
FY06
FY07
FY08

Net Income - (In Millions)



15
10
5
0
1.2
5.4
12.6
15.5
FY05
FY06
FY07
FY08

Corporate History

1990

Equities and Commodity Brokerage
Description: Providing trading Platforms to clients supported with research services
KMP: S.C. Aggarwal, M.C. Gupta, Ajay Garg, Anurag Bansal, Rakesh Gupta
Employees: 884

Investment Banking
Description: Fund Raising Through IPO, Debt & PE routes
KMP: Jagannadham T, Sanjeev Gupta
Employees: 22

Awarded best volume driver By Bombay Stock Exchange

1995

Insurance Distribution
Description: Distribution of Life, Non-life Insurance products
KMP: Ashwani Mehra
Employees: 59

Arbitrage
Description: Engaged in 'Arbitrage' operations employing both proprietary & client funds, for monetizing the market mis-pricings
KMP: D.K. Aggarwal, Pradeep
Employees: 275

Research Services (Equity & Commodity)
Description: Fundamental & Technical Research
KMP: Rajesh Jain
Employees: 31

Trading turnover exceeds $100 billion

NRI Business
Description: NRI Trading and Advisory Services
KMP: Gaurav, Pankaj
Employees: 15

2000

International DGCX Business

Distribution of Financial Products
Description: Distribution of IPO & MF products
KMP: M.K. Gupta
Employees: 100

2006

Pan-India footprint exceeds 1,300 locations

Institutional Desk
Description: Institutional Trading Advisory Services
KMP: Ramakrishna
Employees: 12

Ranked 6th largest Distributor of India based IPOs (Public Data Services)

2007

Customer base crosses 400,00

Wealth management Services
Description: Client based Portfolio Management Services
KMP: S.S. Bansal
Employees: 5

Ranked 4th largest in India (Dun & Bradstreet) In terms of trading terminals

SMC Group Overview

smc INVESTMENT SOLUTIONS & SERVICES

SMC Group

Transaction Businesses - Equities - Commodities & Derivatives - DGCX International - E-Trading - Arbitrage	**Advisory Businesses** - Investment Banking - Investment Advisory & Research
Services Businesses - Depository - Clearing - Wealth Management Services	**Financial Products Distribution Businesses** - Mutual Funds - IPOs - Insurance

- Wide range of investment products and services under one roof
- Ranked **4th largest in India** in terms of number of trading terminals, by Dun & Bradstreet (June 2007)
- One of the largest retail distribution networks in India, currently serving the investing needs of over **525,000 clients**
- State-of-the-art trading platform: handled **fast-growing** trading turnover of over $100 billion in Fy2007, and over $250 billion in FY2008
- **Untapped market**: less than 3% of India's billion+ population is invested in the markets
- Member of leading domestic and international exchanges
- **Coveted set of licenses** and regulatory approvals in place, providing a diversified revenue base and high barriers to entry
- Expanding internationally; Initial focus is the Gulf region, accessing a large number of overseas-settled Indian nationals
- Diversified revenue base, customer base, **strong balance sheet** with no debt

Innovative Structure

US investors do not currently have direct access to the Indian equity markets.

Innovative structure allows US investors access to a high-growth financial business in India through an investment holding company listed on NASDAQ

- 7,500 + financial advisors / 1,300+ Locations / 450,000+ customers
- $250 billion in customer transactions (FY08)
- $254,000 transactions per day (FY08)

SMC Group

MIAC

- 14.44% ownership*
- Public Currency (NASDAQ)
- 2 Board Seats – Held by SMCG CEO & CFO
- Affirmative Rights
- Veto Power

India Based Shareholders

- 85.25% ownership*
- 90%+ insider ownership
- Required to own 50% of SMC

Two Groups

One Common Goal

* Following Bennett Coleman's transaction in March 2008 for a 2.098% equity stake in SMC Group, SMCG's ownership is now 14.44%

Large Distribution Footprint



JAMMU & KASHMIR
HIMACHAL PRADESH
SHIMLA
CHANDIGARH
PUNJAB
UTTARANCHAL
HARYANA
DELHI
RAJASTHAN
JAIPUR
UTTER PRADESH
LUCKNOW
GUJARAT
GANDHINAGAR
BHOPAL
MADHYA PRADESH
PATNA
BIHAR
RANCHI
JHARKHAND
WEST BENGAL
CALCUTTA
ARUNACHAL PRADESH
SIKKIM
ASSAM
DISPUR
NAGALAND
MEGHALAYA
MANIPUR
AGARTALA
TRIPURA
MIZORAM
CHHATTISGARH
RAIPUR
ORISSA
MAHARASHTRA
MUMBAI
(BOMBAY)
HYDERABAD
ANDHRA PRADESH
YANAM
PONDYCHERRY
GOA
KARNATAKA
BANGALORE
PONDYCHERRY
(PUDUCHCHERRY)
CHENNAI
(MADRAS)
MAHA
(PONDICHERRY)
KARAIKAL
(PONDICHERRY)
TAMILNADU
KERALA
THIRUVANANTHAPURAM

Distribution Network

- **SMC Group has built one the largest nationwide retail distribution networks in India**
  - Currently over 1,300 locations in over 360 cities in India
- **Awarded "Fastest Growing Retail Network – 2008" in India, by BusinessSphere**
- **Opportunities to cross-sell a wide range of complimentary products and services across the network**
- **Physical distribution supplemented by on line channel: own state-of-the-art online trading portal**
- **International**
  - One of the first Indian firms to expand into Dubai to service non-resident Indians

Business Segments

Equity Trading and Broking

- Facilitates client transactions for a diverse group of corporations, financial institutions and individuals
  - 15 new institutional customers were added in FY2008
- Offers online trading through its state-of-the-art online trading portal, adding 15,000 clients in FY2008 compared to 1,000 in FY2007
  - With India as the world's youngest population, SMC Group is focused on leveraging its technology to continue its rapid growth
- Takes proprietary positions through trading and investing in equity products and derivatives on these products: one of the leaders in India in the arbitrage business
- Clears client and trading members transactions on major stock, options and futures exchanges in India

Commodity Trading & Broking

- Facilitates trading in commodity products and derivatives on these products for a diverse group of clients

Investment Banking

- Offer full-fledged investment banking and corporate finance advisory services

Distribution Business

- Engaged in the distribution of public issue equities in IPOs and mutual funds
- Engaged in the distribution of insurance products for all Life and Non-life insurance Companies in India

New Business Segments

- **Insurance**
  - SMC Group holds a valuable license for insurance broking – distribution of life and non-life insurance products of all major carriers in India (e.g. AIG-Tata, Prudential, etc)
  - Plan to hire 400-600 commission-based sales staff to accelerate growth
  - Branch network allows us to tap into Tier 1/2/3 cities: India has one of the lowest insurance penetration rates in the world
  - Target about $2 million in revenue contribution for this year
  - Competitors such as India Infoline have experienced exponential growth in this, testifying to the market potential

- **Wealth Management**
  - Expecting to receive a license shortly for offering Portfolio Management Services (PMS). Applied for a Asset Management Company (AMC) license – which would allow SMC to launch its own mutual funds
  - Tapping into existing customer base of over 400,000 investors, as well as utilizing our branch network in over 300 cities in India, to offer wealth management products to high-net-worth individuals and families
  - Evaluating joint venture opportunities with established asset management companies to further accelerate growth
  - Target about $1.5 million in revenue contribution for this year

Competitive Advantage

Significant Barriers to Entry

SMC is a member of the leading exchanges and has secured the necessary licenses to provide services in virtually all the sectors of the Financial Services Industry

Management estimates it would take over two years to secure all the licenses and memberships SMC has obtained

- Member of the largest equities exchanges in India:
  - National Stock Exchange (NSE) and Bombay Stock Exchange (BSE)
- Member of the largest commodities exchanges in India and Dubai:
  - Multi-Commodity Exchange (MCX) and National Commodity & Derivative Exchange (NCDEX)
  - Dubai Gold & Commodities Exchange (DGCX) – one of fastest growing exchanges in Asia
- AMFI license for Mutual Fund Distribution
  - Registration with leading Asset Management Companies for distribution of fund products in India, including Franklin Templeton and Fidelity
- IRDA license for Insurance Brokerage
- CDSL Depository Participant
- Clearing Member of NSE F&O, BSE F&O & DGCX
- SEBI license for Merchant Banking and Underwriting
- SEBI license for Portfolio Management Services

Growth Strategy

We are implementing a two-pronged strategy – First to grow the number of customers we serve and second, to offer more products and services

1. **Target new employees including brokers and financial advisors ***
   - Increase from 2,000 employees to 4,000 by the end of FY2009
   - Increase financial advisors from 7,500 to 9,000 by end of FY2009
   - Increase footprint to 2,000 locations by end of FY2009
   - All three expansion goals will have a direct impact on our revenue growth, as new customers are added we are able to cross-sell products and services

2. **Aggressively grow service offerings**
   - Continue to build state-of-art trading platform technology
   - Add new offerings in wealth management space
   - Use a Non-Bank Finance Company to jump start our margin funding business for high-net worth individuals
   - Leverage alliances and joint ventures where appropriate

** Subject to market conditions*

Key Recent Accomplishments

- **Awarded "Fastest Growing Retail Network – 2008" by Business Sphere**
- **Awarded "the best volume driver" by Bombay Stock Exchange ("BSE") in 2004-2005 & 2005-2006, one of the countries largest and most active exchanges**
- **6th largest distributor of India based IPOs in 2006 (Prime Data Services)**
  - Raised approximately 3250 Rs crore ($812M) in FY 2006 / 2007
  - Raised approximately 850 Rs crore ($212M) for Mutual Funds in FY 2006/ 2007
- **Turnover exceeded $250 billion in FY 2008**
  - Defined as $ volume of all trades handled
  - One of the most active firms in India
- **Acquisition of Trading & Clearing Membership of Dubai Gold and Commodity Exchange (DGCX) is first expansion outside of India**
  - Aggressively tapping new markets: International Commodities (first silver contract), Currency futures (first rupee-dollar trade) on DGCX done by SMC
  - 10% of total volume today on DGCX is driven by SMC
- **Recently accounted for 8% of the retail distribution of India's largest IPO to date (DLF), June 2007**

Macroeconomic Drivers

- **Population over 1 billion people**
  - Less then 3% have exposure to the financial markets
  - 50% of the population under 25 years old
  - More than 300M people in middle class in 2007
- **Saving rates among highest in the world ($180 billion in savings accounts)**
  - Only 5% of household savings invested in the financial markets compared to 55% in U.S.
- **One of the fastest growing free market democracies; GDP is estimated to grow at over 7.0%[(1)]**
  - 12th largest economy based on GDP in dollar terms
- **$15 billion of Foreign Direct Investment in FY07 and is expected to reach $25 billion in FY08**

(1) Economic Survey 2006-2007 (Government of India)

Financial Services Industry Drivers

- **Trading volume is rapidly increasing**
  - Wall Street Journal ("Indian Brokerages Stand to Gain, Stock Investment May Double as Middle Class Prospers"; April 3, 2007) citing analysts, states "Trading volumes are expected to increase about 50% a year for the next two to three years."
  - Cash/Derivatives – US$544.1 billion in 2000-01, to US$1676.7 billion in 2005-06
  - Total future value of commodities traded in India was $533.6 billion (2005-06)
    - A increase of 3108% since 2002 – 2003 ($16.6 billion)
  - Online trading growing at 112% CAGR vs. 20% for offline

- **Managed assets projected to grow from $170 billion to $1 trillion by 2015**
  - Boston Consulting Group Research – still conservative with capital markets investments / GDP ratio at 8% (vs. 70% in US and 36% in Brazil)

- **Less then 20% of the insurable population is insured**
  - Estimated to be an $80 billion market

- **Pension funds are just being allowed to invest portions of their large corpuses in the equities**
  - Tens of billions of dollars potentially enter the markets via mutual funds

Financial Service Industry Drivers

- **Financial Sector in India is evolving**
  - Steady pace of regulatory reforms taking place in the financial sector
  - Introduction of new products: short selling, currency futures, trading in more types of commodities, derivatives, insurance products, credit cards, home loans, leasing, and personal loans

- **Moving towards full capital account convertibility detailed by the Tarapore Commission for 2008-12 offers significant new opportunities**
  - Greater control of financial firms and equities and commodities exchanges by foreign players
  - Foreign investors will be allowed to directly invest in India, and vice versa (Indians allowed to invest overseas) increasing volumes even further

- **M&A and investment activity in India has been increasing significantly**
  - India became 8th largest market in M&A in 2007 (1st quarter), moving up from the 11th rank in calendar year 2006
  - FDI inflows tripled to $15 billion in 2006-07, compared to last financial year

Financial Growth Highlights (SMC Group)

Revenue - ($M)


60
50
40
30
20
10
0
9.3
18.4
34.2
57.1
FY05
FY06
FY07
FY08

Earnings Before Income Taxes - ($M)


25
20
15
10
5
0
1.8
7.8
17.2
22.4
FY05
FY06
FY07
FY08

Net Income - ($M)


20
15
10
5
0
1.2
5.4
12.6
15.5
FY05
FY06
FY07
FY08

Trading Turnover - ($B)


300
250
200
150
100
50
0
109
250
FY07
FY08

Number of Locations


1500
1000
500
0
803
1260
FY07
FY08

Investors - ($T)


500
400
300
200
100
0
256
450
FY07
FY08

The figures above represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006, 2007, and 2008 calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP). Please see Appendix for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

CAGR Since Inception



60
50
40
30
20
10
0
FY '05
FY '06
FY '07
FY '08
Revenue (In Millions) - CAGR 57%
Net Income (In Millions) - CAGR 89%

Historical Financial Results

Summary Income Statement

(Fiscal Year Ended March 31)*

Millions of $USD	2005	2006	2007	2008
Revenues	9.27	18.38	34.33	57.10
Earnings Before Income Taxes	1.83	7.85	18.50	22.40
Net Income	1.20	5.44	13.40	15.50
Growth Rates				
Revenues		98.3%	86.8%	68%
Earnings Before Income Taxes		329.0%	135.7%	21%
Net Income		353.3%	146.3%	16%
Operating Margins	19.7%	42.7%	53.9%	53%

* These figures represent financial results for the SMC Group on a combined basis for the fiscal years ending March 31, 2005, 2006, 2007, and 2008 calculated on the basis of separate historical financial statements prepared in accordance with accounting principles generally accepted in India (Indian GAAP). Please see Appendix for a reconciliation of these amounts to the corresponding amounts in the financial statements of SMC Global Securities Ltd. and SAM Global Securities Ltd., audited in accordance with U.S. GAAP.

All company financials can be found in the Proxy Statement on the SEC's website at www.sec.gov.

FY2009E

- First half of Fiscal 2009 revenues will be flat as compared to Fiscal 2008. On a net income basis, the Company will be break even as costs increase based on a hyper growth phase.
- Second half of fiscal year 2009 will have stronger top line growth and increased profitability in line with the growth experienced in fiscal 2008 (assumes market conditions normalize).

Industry Comparables

Explosive Industry Growth*

Several of SMC's competitors have experienced significant growth after raising institutional capital.

- **Indiabulls** – *(Raised $11M in September 2004 IPO)*
  - Farallon Capital invested $11.7M for a 15% stake, valuing the business @ $78M, mid-2004
  - Net income grew from $55M (FY06) to $110M (FY07) and $134M (FY08)
  - Current market capitalization $1.7B

- **India Infoline** – *(Raised $20M in an IPO in April 2005)*
  - Citi and Merrill Lynch invest $16M at a valuation of $220M (May '05)
  - Net Income grew from $18.6M (FY07) to $37M (FY08)
  - Current market capitalization is approximately $$838M

- **Religare** – *(Q4 - 2007 IPO)*
  - Merrill Lynch took pre-IPO stake in Religare in 2007 - IPO was oversubscribed 160 times
  - FY08 Net Income $22M
  - Current market capitalization $555M

Current Investors in the financial sector in India: General Atlantic Partners, Goldman Sachs, Citigroup Venture Capital, Morgan Stanley, Fidelity, Merrill Lynch, NYSE, Deutsche Borse, BNP Paribas, Templeton, Lehman and Carlyle Group

* All industry comparable market caps are as of 7/14/08

Key Management

Mr. Subhash Chand Aggarwal, Co-Founder, Chairman & CEO

- Over 25 years of experience in capital markets.
- A Chartered Accountant; A Fellow Member of the Institute of Chartered Accountants of India (ICAI)
- Active in the business and industry leadership circles in India
  - Invited to join Prime Minister of India on recent business visit to Japan, as key member of the financial markets team
  - Serves as Member of the Managing Committee of the Associated Chamber of Commerce and Industry (ASSOCHAM), as well as Co-Chairman of the Capital Market Expert Committee

Mr. Mahesh C. Gupta, Co-Founder and President

- Over 25 years of experience in capital markets.
- Chairman & Managing Director of SMC Comtrade Ltd., a Member of National Commodity and Derivative Exchange Limited (NCDEX) and Multi Commodity Exchange of India Limited (MCX).
- Specialization in risk management and surveillance
- A Chartered Accountant; A Fellow Member of the Institute of Chartered Accountants of India (ICAI)

Mr. D.K. Aggarwal, Chief Operating Officer

- Over 20 years of experience in the securities and commodities markets;
- Responsible for day-to-day operations including managing, controlling and supervising a substantial part of arbitrage business in equities and commodities.
- Chairman of legal & technical guidance committee of association of NSE members of India (NR} Member of Capital Market Committee of N. India registered council of Chartered Accountant of India
- A Chartered Accountant; a Fellow Member of the Institute of Chartered Accountants of India (ICAI)

Key Management

Mr. F. Jacob Cherian, Chief Executive Officer (SMCG) and Director (SMC)

- Over 16 years of experience in the financial services industry with companies such as Computer Sciences Corporation (CSC), KPMG LLP / KPMG Consulting and JP Morgan
- Led or co-led numerous global multimillion dollar business transactions in business restructuring, turnaround, growth, cost reduction and off-shoring strategies
- Evaluated undervalued assets and business divisions, significantly increased revenues to clients and optimized business performance
- Significant background and business experience in India and Wall Street
- Formerly, Adjunct Professor of International Finance at St. John's University, Tobin College of Business

Mr. Suhel Kanuga, Chief Financial Officer (SMCG) and Director (SMC)

- Previously was a Principal of CSC's financial services division and has worked for KPMG LLP and U.S. West
- Was responsible for identifying and building business value, and restructuring and transforming businesses by implementing strategic growth initiatives
- Significant international management experience, having led transactions with businesses across the U.S., Europe and Asia
- Significant background and business experience in India and Wall Street
- Expertise in derivatives, capital allocation, international expansion, merger integration, and business restructuring

Investment Highlights

- **Acquired 14.44% of SMC Group, the 4th largest financial services institution in India**
- **$41.2 million capital infusion to fund growth**
- **Unique Investment Opportunity** - SMCG taps into the rapidly growing economy of India and its fastest growing sector, financial services
- **Strong Growth Financially** – FY07 NI - $12.6M; FY08 NI - $15.5M
- **Economy of India Rapidly Growing** – Population of over 1 billion with a current middle class of 300 million
- **SMC Group, Strong Growth Potential -** Less than 3% of India's billion+ population is currently invested. By 2010-12 foreign investors should be able to invest directly in India and vice versa (Tarapore Commission)
- **Attractive Valuation For Investors** – 14.44% of SMC Group represents a valuation of approximately $279 million (Bennett Coleman invested at an EV of $875M)
- **SMC has a diversified revenue base,** strong balance sheet & cash position, no debt, and no exposure to mortgage securities or credit issues facing other financial services firms around the world

Contact Us

Corporate Headquarters

Millennium India Acquisition Company, Inc. (NASDAQ: SMCG)

330 East 38th Street

Suite 30F

New York, NY 10016

Websites: milcapital.com

Websites: www.smcindiaonline.com

Investor Contact

Alliance Advisors

Alan Sheinwald, President

(914) 669-0222

asheinwald@allianceadvisors.net

Thomas Walsh, Vice President

212.398.3486

twalsh@allianceadvisors.net